	Summary Prospectus	Ticker Symbols

International Fund	January 31, 2015	Class A: FIINX Class B: FIIOX Advisor Class: FIIPX Institutional Class: FIIQX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at www.firstinvestors.com/prospectuses. You can also get this information at no cost by calling 1 (800) 423-4026 or by sending an e-mail request to admcust@firstinvestors.com. The Fund’s prospectus and SAI, both dated January 31, 2015, as each may be amended or supplemented, and the financial statements included in the Fund’s annual report to shareholders, dated September 30, 2014, are all incorporated by reference into this Summary Prospectus.

Investment Objective: The Fund primarily seeks long-term capital growth.
Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds. More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 160 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-54 of the Fund’s SAI.
Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Advisor Class	Institutional Class
Management Fees	0.98%	0.98%	0.98%	0.98%
Distribution and Service (12b-1) Fees	0.30%	1.00%	None	None
Other Expenses	0.38%	0.51%	0.29%	0.19%
Total Annual Fund Operating Expenses	1.66%	2.49%	1.27%	1.17%

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A shares	$734	$1,068	$1,425	$2,427
Class B shares	$652	$1,076	$1,526	$2,622
Advisor Class shares	$129	$403	$697	$1,534
Institutional Class shares	$119	$372	$644	$1,420
You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$734	$1,068	$1,425	$2,427
Class B shares	$252	$776	$1,326	$2,622
Advisor Class shares	$129	$403	$697	$1,534
Institutional Class shares	$119	$372	$644	$1,420
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
Principal Investment Strategies: The Fund primarily invests in a portfolio of common stocks and other equity securities of companies that are located outside of the United States. To a limited degree, the Fund may also invest in companies based in the United States.
The Fund typically invests in the securities of medium to large size companies, but will also invest in smaller companies. The Fund’s holdings may be limited to the securities of 40 to 60 different issuers and may focus its investments in companies located in or tied economically to particular countries or regions. The Fund generally invests in securities that are traded in the foreign securities markets, though it may invest significantly in emerging or developing markets.
The subadviser selects investments by screening a universe of stocks that meet its “quality growth” criteria, which include high return on equity and low to moderate leverage, among others. It then further narrows that universe by using a bottom-up stock and business analysis approach to identify companies whose businesses are highly profitable, have consistent operating histories and financial performance and enjoy possible long-term economic prospects. The subadviser also seeks to generate greater returns by investing in securities at a price below the company’s intrinsic worth.
In making sell decisions, the subadviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser’s opinion, there has been a loss of long-term competitive advantage.
The Fund may enter into spot currency trades (i.e., for cash at the spot rate prevailing in the foreign currency market) in connection with the settlement of transactions in securities traded in foreign currency.
Principal Risks: You can lose money by investing in the Fund. There is no guarantee that the Fund will meet its investment objective. The Fund is intended for investors who:
■    Are seeking capital growth,

■   Want exposure to investments in foreign companies,

■    Are willing to accept a high degree of investment risk, and

■    Have a long-term investment horizon and are able to ride out market cycles.
Here are the principal risks of investing in the Fund:
Emerging Markets Risk. The risks of investing in foreign securities are heightened when investing in emerging or developing markets. The economies and political environments of emerging or developing countries tend to be more unstable than those of developed countries, resulting in more volatile rates of returns than the developed markets and substantially greater risk to investors.
Foreign Securities Risk. There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in the exchange rates between the U.S. dollar and foreign currencies, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company’s financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential restrictions in the flow of capital. The use of spot transactions does not reduce or eliminate these risks. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. As a result, it may be more volatile than a more geographically diversified fund.
Limited Holdings Risk. The Fund’s assets may be invested in a limited number of issuers. This means that the Fund’s performance may be substantially impacted by the change in value of even a single holding.
Liquidity Risk. The Fund is also susceptible to risk that certain securities may be difficult or impossible to sell at a time or price most favorable to the Fund. This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.
Market Risk. Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment. Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.
Mid-Size and Small-Size Company Risk. The market risk associated with the securities of mid- and small-size companies is generally greater than that associated with securities of larger companies because such securities tend to experience sharper price fluctuations than those of larger companies. At times, it may be difficult for the Fund to sell mid-to-small size company stocks at reasonable prices.
Security Selection Risk. Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance: The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years (or for the life of the Fund, if less) compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.
Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.
Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 18.55% (for the quarter ended June 30, 2009) and the lowest quarterly return was -19.25% (for the quarter ended September 30, 2008).

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	5 Years	Life of Class*
Class A Shares
(Return Before Taxes)	-4.02%	6.28%	3.38%
(Return After Taxes on Distributions)	-4.12%	6.02%	3.07%
(Return After Taxes on Distributions and Sale of Fund Shares)	-2.22%	4.80%	2.54%
Class B Shares (Return Before Taxes)	-3.01%	6.45%	3.41%
Advisor Class Shares (Return Before Taxes)	2.19%	--	1.07%
Institutional Class Shares (Return Before Taxes)	2.30%	--	1.35%
MSCI EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes)	-4.48%	5.81%	3.51%[1] 6.91%[2]
MSCI EAFE Index (Net) (reflects the deduction of foreign withholding taxes on dividends)	-4.90%	5.33%	3.05%[1] 6.48%[2]
* The average annual total returns shown for Class A and Class B shares are for the period since their commencement on 06/27/06. The average annual total returns shown for Advisor Class and Institutional Class shares are for the period since their commencement on 04/1/13.
1.  For the life of Class A and Class B shares.
2.  For the life of Advisor Class and Institutional Class shares.
The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Investment Adviser: First Investors Management Company, Inc. is the Fund’s investment adviser and Vontobel Asset Management, Inc. (“Vontobel”), serves as the subadviser of the Fund.
Portfolio Manager: Rajiv Jain, Co-Chief Executive Officer, Chief Investment Officer, Managing Director and Portfolio Manager – International Equities for Vontobel, has served as Portfolio Manager of the Fund since 2006.
Purchase and Sale of Fund Shares: You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1 (800) 423-4026. The minimum initial purchase for Class A shares, Class B shares and Advisor Class shares is $1,000. The minimum initial purchase for Institutional Class shares is $2,000,000. The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan. Subsequent investments can be made in any U.S. dollar amount.
Tax Information:  The Fund’s distributions are generally taxable, and will be taxed to you as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred arrangement may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries:  The Fund is primarily sold to retail investors through its principal underwriter, First Investors Corporation (“FIC”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company. FIC pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds. The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries, that receive compensation for selling First Investors Funds. These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend First Investors Funds over other funds. For more information ask your representative or your financial intermediary, see the Fund’s SAI or visit First Investors’ or your financial intermediary’s website.
4